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                                                                  Exhibit 10.90

                  REIMBURSEMENT AGREEMENT (this "AGREEMENT"), dated as of August 17, 2000, entered into between Edison Mission Energy, a California corporation ("EME") and Midwest Generation, LLC, a Delaware limited liability company ("MIDWEST").

                  WHEREAS, Midwest is a wholly owned subsidiary of Edison Mission Midwest Holdings Co. ("Holdings"), and is subject to the certain covenants set forth in (A) the Credit Agreement, dated as of December 15, 1999 (as amended, modified or supplemented and in effect from time to time and together with any refinancing or replacement thereof, the "HOLDINGS CREDIT AGREEMENT"), among Holdings and certain commercial lending institutions party thereto (the "LENDERS") and The Chase Manhattan Bank, as the Administrative Agent; (B) the Participation Agreement, dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "PARTICIPATION AGREEMENT (T1)") among Collins Holdings EME, LLC ("COLLINS HOLDINGS"), Wilmington Trust Company, as the Owner Trustee, Collins Trust I, as the Owner Lessor, Collins Generation I, LLC, as Owner Participant, Holdings, Midwest, Funding LLC, Bayerische Landesbank International S.A. (the "MIDWEST LC ISSUER"), Bayerische Landesbank Girozentrale ("RCE LC ISSUER") and the Holder Representative (as such term is defined therein); (C) the Participation Agreement, dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "PARTICIPATION AGREEMENT (T2)") among Collins Holdings, Wilmington Trust Company, as the Owner Trustee, Collins Trust II, as the Owner Lessor, Collins Generation II, LLC, as Owner Participant, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative (as such term is defined therein);
(D) the Participation Agreement, dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "PARTICIPATION AGREEMENT (T3)") among Collins Holdings, Wilmington Trust Company, as the Owner Trustee, Collins Trust III, as the Owner Lessor, Collins Generation III, LLC, as Owner Participant, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative (as such term is defined therein);
(E) the Participation Agreement, dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "PARTICIPATION AGREEMENT (T4)", together with Participation Agreement (T1), Participation Agreement (T2) and Participation Agreement (T3), "COLLINS PARTICIPATION AGREEMENTS") among Collins Holdings, Wilmington Trust Company, as the Owner Trustee, Collins Trust IV, as the Owner Lessor, Collins Generation IV, LLC, as Owner Participant, Holdings,

                         REIMBURSEMENT AGREEMENT

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Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder
Representative (as such term is defined therein); and (F) the Credit Agreement, dated as of May 9, 2000 (as amended, modified or supplemented and in effect from time to time, the "CAPEX CREDIT AGREEMENT", together with the Holdings Credit Agreement and Collins Participation Agreements (and related Operative Documents defined therein), the "HOLDINGS CREDIT FACILITIES") among Holdings, Societe Generale and Bayerische Landesbank Girozentrale ("CAPEX LENDERS", and together with the Lenders and Lease Financing Parties under the Collins Participation Agreements, the "CREDITOR PARTIES");

                  WHEREAS, contemporaneously herewith Midwest intends to enter into a transaction pursuant to the Powerton/Joliet Lease Participation Agreements (as defined below) whereby Midwest would sell certain of its generating assets to Powerton Trust I, Powerton Trust II, Joliet Trust I and Joliet Trust II (the "OWNER Lessors") and the Owner Lessors would lease such generating assets to Midwest;

                  WHEREAS, Midwest will loan to EME of the proceeds of the sale of the generating assets to the Owner Lessor (the "INTERCOMPANY LOAN");

                  WHEREAS, in connection with the transactions contemplated by the Participation Agreements (as defined below), Holdings and Midwest requested the Creditor Parties to approve such sale and lease-back of generating assets;

                  NOW, THEREFORE, for and in consideration for the Creditor Parties' approval of the transactions contemplated by the Participation Agreements (as defined below) and the Intercompany Loan, and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

1. DEFINITIONS. Unless otherwise expressly provided herein, capitalized terms used in this Agreement but not defined herein shall have meanings given to such terms in Appendix A to each of the Participation Agreements. The following terms, when used herein, shall have the following meanings:

                    "COMBINED RENT" means, collectively, Powerton Rent (T1), Powerton Rent (T2), Joliet Rent (T1) and Joliet Rent (T2).

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                    "JOLIET LEASE INTERCOMPANY NOTE (T1)" means the EME Note (as defined in the Joliet Lease Participation Agreement (T1)) dated the Closing Date (as defined in the Joliet Lease Participation Agreement (T1)) evidencing the loan by Midwest to EME of the proceeds of the Joliet Lease Transaction (T1).

                    "JOLIET LEASE INTERCOMPANY NOTE (T2)" means the EME Note (as defined in the Joliet Lease Participation Agreement (T2)) dated the Closing Date (as defined in the Joliet Lease Participation Agreement (T2)) evidencing the loan by Midwest to EME of the proceeds of the Joliet Lease Transaction (T2).

                    "JOLIET LEASE INTERCOMPANY NOTES" means, collectively, the Joliet Lease Intercompany Note (T1) and the Joliet Intercompany Note (T2).

                    "JOLIET LEASE OPERATIVE DOCUMENTS" means, collectively, the Joliet Lease Operative Documents (T1) and the Joliet Lease Operative Documents (T2).

                    "JOLIET LEASE OPERATIVE DOCUMENTS (T1)" means, collectively, the Operative Documents as defined in the Joliet Lease Participation Agreement (T1).

                    "JOLIET LEASE OPERATIVE DOCUMENTS (T2)" means, collectively, the Operative Documents as defined in the Joliet Lease Participation Agreement (T2).

                    "JOLIET LEASE PARTICIPATION AGREEMENT (T1)" means the Participation Agreement (T1) dated as of August 17, 2000 by and among Midwest, EME, Joliet Trust I, Wilmington Trust Company, Joliet Generation I, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

                    "JOLIET LEASE PARTICIPATION AGREEMENT (T2)" means the Participation Agreement (T2) dated as of August 17, 2000 by and among Midwest, EME, Joliet Trust II, Wilmington Trust Company, Joliet Generation II, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

                            REIMBURSEMENT AGREEMENT
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                    "JOLIET LEASE PARTICIPATION AGREEMENTS" means, collectively, the Joliet Lease Participation Agreement (T1) and the Joliet Lease Participation Agreement (T2).

                    "JOLIET RENT (T1)" means Rent as defined in the Joliet Lease Participation Agreement (T1).

                    "JOLIET RENT (T2)" means Rent as defined in the Joliet Lease Participation Agreement (T2).

                    "JOLIET SUBORDINATION AGREEMENT (T1)" means the Subordination Agreement dated as of August 17, 2000 between Joliet Trust I, the Owner Participant (as defined in the Joliet Participation Agreement (T1)), the Lease Indenture Trustee (as defined in the Joliet Participation Agreement
                    (T1)) and the Holdings Collateral Agent.

                    "JOLIET SUBORDINATION AGREEMENT (T2)" means the Subordination Agreement dated as of August 17, 2000 between Joliet Trust II, the Owner Participant (as defined in the Joliet Participation Agreement (T2)), the Lease Indenture Trustee (as defined in the Joliet Participation Agreement
                    (T2)) and the Holdings Collateral Agent.

                    "JOLIET TRUST I" means Joliet Trust I, a Delaware business trust.

                    "JOLIET TRUST II" means Joliet Trust II, a Delaware business trust.

                    "LEASE FINANCING PARTIES" shall mean, as the context shall require, all or any of the parties to Powerton/Joliet Lease Operative Documents, including the Wilmington Trust Company and excluding ComEd and the Holdings Collateral Agent.

                    "PARTICIPATION AGREEMENTS" means, collectively, the Powerton Lease Participation Agreements and the Joliet Lease Participation Agreements.

                    "POWERTON LEASE INTERCOMPANY NOTE (T1)" means the EME Note (as defined in the Powerton Lease Participation Agreement
                    (T1)) dated the Closing Date (as defined in the Powerton Lease Participation

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                    Agreement (T1)) evidencing the loan by Midwest to EME of
                    the proceeds of the Powerton Lease Transaction (T1).

                    "POWERTON LEASE INTERCOMPANY NOTE (T2)" means the EME Note (as defined in the Powerton Lease Participation Agreement
                    (T2)) dated the Closing Date (as defined in the Powerton Lease Participation Agreement (T2)) evidencing the loan by Midwest to EME of the proceeds of the Powerton Lease Transaction (T2).

                    "POWERTON LEASE INTERCOMPANY NOTES" means, collectively, the Powerton Lease Intercompany Note (T1) and the Powerton Lease Intercompany Note (T2).

                    "POWERTON LEASE OPERATIVE DOCUMENTS" means, collectively, the Powerton Lease Operative Documents (T1) and the Powerton Lease Operative Documents (T2).

                    "POWERTON LEASE OPERATIVE DOCUMENTS (T1)" means, collectively, the Operative Documents as defined in the Powerton Lease Participation Agreement (T1).

                    "POWERTON LEASE OPERATIVE DOCUMENTS (T2)" means, collectively, the Operative Documents as defined in the Powerton Lease Participation Agreement (T2).

                    "POWERTON LEASE PARTICIPATION AGREEMENT (T1)" means the Participation Agreement (T1) dated as of August 17, 2000 by and among Midwest, EME, Powerton Trust I, Wilmington Trust Company, Powerton Generation I, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

                    "POWERTON LEASE PARTICIPATION AGREEMENT (T2)" means the Participation Agreement (T2) dated as of August 17, 2000 by and among Midwest, EME, Powerton Trust II, Wilmington Trust Company, Powerton Generation II, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

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                                      5

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                    "POWERTON LEASE PARTICIPATION AGREEMENTS" means,
                    collectively, the Powerton Lease Participation Agreement
                    (T1) and the Powerton Lease Participation Agreement (T2).

                    "POWERTON RENT (T1)" means Rent as defined in the Powerton Lease Participation Agreement (T1).

                    "POWERTON RENT (T2)" means Rent as defined in the Powerton Lease Participation Agreement (T2).

                    "POWERTON SUBORDINATION AGREEMENT (T1)" means the Subordination Agreement dated as of August 17, 2000 between Powerton Trust I, the Owner Participant (as defined in the Powerton Participation Agreement (T1)), the Lease Indenture Trustee (as defined in the Powerton Participation Agreement
                    (T1)) and the Holdings Collateral Agent.

                    "POWERTON SUBORDINATION AGREEMENT (T2)" means the Subordination Agreement dated as of August 17, 2000 between Powerton Trust II, the Owner Participant (as defined in the Powerton Participation Agreement (T2)), the Lease Indenture Trustee (as defined in the Powerton Participation Agreement
                    (T2)) and the Holdings Collateral Agent.

                    "POWERTON TRUST I" means Powerton Trust I, a Delaware business trust.

                    "POWERTON TRUST II" means Powerton Trust II, a Delaware business trust.

                    "POWERTON/JOLIET LEASE INTERCOMPANY NOTES" means, collectively, the Powerton Lease Intercompany Notes and the Joliet Lease Intercompany Notes.

                    "POWERTON/JOLIET LEASE OPERATIVE DOCUMENTS" means, collectively, the Powerton Lease Operative Documents and the Joliet Lease Operative Documents.

                            REIMBURSEMENT AGREEMENT
                                      6

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                    "POWERTON/JOLIET LEASE PARTICIPATION AGREEMENTS" means,
                    collectively, the Powerton Lease Participation Agreement
                    (T1), Powerton Lease Participation Agreement (T2), Joliet Lease Participation Agreement (T1) and Joliet Lease Participation Agreement (T2).

                    "POWERTON/JOLIET SUBORDINATION AGREEMENTS" means, collectively, the Powerton Subordination Agreement (T1), the Powerton Subordination Agreement (T2), the Joliet Subordination Agreement (T1) and the Joliet Subordination Agreement (T2).

2. OBLIGATION TO REIMBURSE MIDWEST. Within 5 Business Days after the last day of each Fiscal Quarter, EME shall pay to Midwest an amount equal to the excess of (i) Combined Rent and all amounts paid by Midwest under or in respect of the Powerton/Joliet Lease Operative Documents (including, without limitation, payments made by Midwest to the Lease Financing Parties in violation of the Powerton/Joliet Subordination Agreements or SECTION
     18.19 of each of the Participation Agreements) during such Fiscal Quarter OVER (ii) Free Cashflow for such Fiscal Quarter calculated as of such date (without deduction for Combined Leveraged Lease Liabilities paid by Midwest during such period); PROVIDED, that Base Free Cashflow for such Fiscal Quarter shall be zero in the event that any of the conditions to Restricted Payments set forth in the Holdings Credit Facilities (or the correlative conditions set forth in any credit facility that refinances or replaces any Holdings Credit Facility) have not been satisfied as of such date.

3. OBLIGATION ABSOLUTE. EME's obligation under this Agreement shall be absolute and unconditional and shall not be subject to any defense or be affected by any right of setoff, counterclaim or recoupment which EME may now or hereafter have against Midwest or any other person for any reason whatsoever.

4. NOTICES. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such commu-

                            REIMBURSEMENT AGREEMENT
                                      7

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     nications shall be deemed to have been duly given (a) when received by certified mail or by an international courier, such as Federal Express, by such Person, at said address of such Person or (b) when transmitted by facsimile to the number specified below and the receipt confirmed telephonically by recipient, PROVIDED that such facsimile is promptly followed by a copy of such notice delivered to such Person by postage-prepaid certified mail, or by an international courier, such as Federal Express.

5. WAIVERS; ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by EME and Midwest. Any such amendment or waiver shall be binding upon EME and Midwest.

6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of EME and Midwest.

7. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

8. SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by applicable law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

9. HEADINGS. Headings appearing herein are used solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                            REIMBURSEMENT AGREEMENT
                                      8

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10.  WAIVER OF JURY TRIAL. EACH OF EME AND MIDWEST HEREBY IRREVOCABLY WAIVES, TO
     THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
     AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11. NO THIRD PARTY BENEFICIARIES. THE AGREEMENTS OF THE PARTIES HERETO ARE SOLELY FOR THE BENEFIT OF MIDWEST (AND EACH PERSON WHO CLAIMS THROUGH MIDWEST), AND NO PERSON (OTHER THAN THE PARTIES HERETO AND THEIR SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER) SHALL HAVE ANY RIGHTS HEREUNDER.

12. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. EME hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division) and of any other appellate court in the State of New York for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. EME hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.


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                                      9

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                  IN WITNESS WHEREOF, the parties have cause this Agreement to be duly executed and delivered as of the day and year above written.

                                      EDISON MISSION ENERGY


                                      By: /s/ John P. Finneran, Jr.
                                          ------------------------------
                                          Name: John P. Finneran, Jr.
                                          Title: Vice President

                                      Address for Notices:

                                      18101 Von Karman Avenue
                                      Suite 1700
                                      Irvine, CA 92616
                                      Attention: General Counsel
                                      Telecopier No.: (949) 752-1420




                            REIMBURSEMENT AGREEMENT

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                                        MIDWEST GENERATION, LLC


                                        By: /s/ Gary Garcia
                                            ---------------------------
                                            Name: Gary Garcia
                                            Title: Vice President

                                        Address for Notices:

                                        One Financial Place
                                        440 South LaSalle Street, Suite 3500
                                        Chicago, Illinois 60605
                                        Attn: President
                                        Telecopier No.: (312) 583-6111

                                        with a copy to:

                                        Edison Mission Midwest Holdings Co.
                                        18101 Von Karman Avenue
                                        Suite 1700
                                        Irvine, CA  92616
                                        Attention:  General Counsel
                                        Telecopier No.:  (949) 752-1420


                            REIMBURSEMENT AGREEMENT